UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 12, 2009
Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	000-03683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

7.01. Regulation FD Disclosure.

Trustmark Corporation Chairman and CEO Richard G. Hickson will make a presentation at the annual meeting of shareholders to be held in the Trustmark Ballroom at the Jackson Convention Complex, located at 105 Pascagoula Street, Jackson, Mississippi on Tuesday, May 12, 2009, beginning at 10:00 a.m. Central Time.

Trustmark Corporation is a financial services company providing banking and financial solutions through over 150 offices and 2,600 associates in Florida, Mississippi, Tennessee and Texas.

Trustmark’s investor contacts are Louis E. Greer, Treasurer and Principal Financial Officer (601-208-2310), and Joseph Rein, First Vice President (601-208-6898). Trustmark’s media contact is Melanie Morgan, Senior Vice President (601-208-2979).

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
99.1	Presentation for the Annual Shareholders’ Meeting by Richard G. Hickson on May 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Louis E. Greer
Louis E. Greer
Treasurer and Principal Financial Officer

DATE:	May 12, 2009

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
99.1	Presentation for the Annual Shareholders’ Meeting by Richard G. Hickson on May 12, 2009